                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  June 27, 2005
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                                  Salton, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                  0-19557                36-3777824
----------------------------      -----------          -------------------
(State or other jurisdiction      (Commission             (IRS Employer
      of incorporation)           File Number)         Identification No.)


                1955 W. Field Court, Lake Forest, Illinois 60045
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (847) 803-4600
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         The disclosure under Item 3.03 of this report is also responsive to and is incorporated herein by reference.

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

         Effective June 27, 2005, Wells Fargo Bank, National Association, successor by merger to Wells Fargo Bank Minnesota, National Association, formerly known as Norwest Bank Minnesota, National Association (the "Resigning Trustee"), resigned from its position as trustee, agent and paying agent under the Indenture dated December 16, 1998 (the "2005 Indenture") and the Indenture dated April 23, 2001 (the "2008 Indenture" and together with the 2005 Indenture, the "Indentures"). Pursuant to the 2005 Indenture, Salton, Inc. (the "Company") issued its 10-3/4% Senior Subordinated Notes Due 2005 (the "2005 Notes") and pursuant to the 2008 Indenture, the Company issued its 12-1/4% Senior Subordinated Notes Due 2008 (the "2008 Notes" and together with the 2005 Notes, the "Notes"). The Company accepted such resignation and appointed SunTrust Bank, a national banking association (the "Successor Trustee") to succeed Resigning Trustee under the Indentures effective June 27, 2005. The Successor Trustee accepted such appointment and will act, on behalf of the holders of the Notes, as trustee, agent and paying agent.

         The Company has caused to be filed with the Securities Exchange Commission that certain Agreement of Resignation, Appointment and Acceptance dated June 27, 2005, among the Company, the Resigning Trustee and the Successor Trustee relating to the 2005 Indenture ("2005 Resignation") as Exhibit 4.8 and that certain Agreement of Resignation, Appointment and Acceptance dated June 27, 2005, among the Company, the Resigning Trustee and the Successor Trustee relating to the 2008 Indenture ("2008 Resignation" and together with the 2005 Resignation, the "Instruments of Resignation, Appointment and Acceptance") as
Exhibit 4.9.

         There are no material relationships between the Successor Trustee and the Company or any of its affiliates, other than in respect of the Indentures and the Instruments of Resignation, Appointment and Acceptance.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

         4.8 Agreement of Resignation, Appointment and Acceptance dated June 27, 2005 by and among Salton, Inc., Wells Fargo Bank, National Association, successor by merger to Wells Fargo Bank Minnesota, National Association, formerly known as Norwest Bank Minnesota, National Association and SunTrust Bank, a national association.



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         4.9      Agreement of Resignation, Appointment and Acceptance dated
                  June 27, 2005 by and among Salton, Inc., Wells Fargo Bank, National Association, successor by merger to Wells Fargo Bank Minnesota, National Association, formerly known as Norwest Bank Minnesota, National Association and SunTrust Bank, a national association.


                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2005

                                           SALTON, INC.

                                           /s/ WILLIAM B. RUE
                                           -----------------------------------
                                           William B. Rue
                                           President and Chief Operating Officer
                                           and Director



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                                  EXHIBIT INDEX

     EXHIBIT
       NO.                                   DESCRIPTION
     -------                                 -----------

       4.8          Agreement of Resignation, Appointment and Acceptance dated
                    June 27, 2005 by and among Salton, Inc., Wells Fargo Bank,
                    National Association, successor by merger to Wells Fargo
                    Bank Minnesota, National Association, formerly known as
                    Norwest Bank Minnesota, National Association and SunTrust
                    Bank, a national association.

       4.9          Agreement of Resignation, Appointment and Acceptance dated
                    June 27, 2005 by and among Salton, Inc., Wells Fargo Bank,
                    National Association, successor by merger to Wells Fargo
                    Bank Minnesota, National Association, formerly known as
                    Norwest Bank Minnesota, National Association and SunTrust
                    Bank, a national association.




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